UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing first quarter 2006 results.

Item 7.01	Regulation FD Disclosure.

A.	Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing first quarter 2006 results.

B.	Prudential Financial, Inc. furnishes herewith, as Exhibit 99.1, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended March 31, 2006.

Item 8.01	Other Events.

As indicated in the news release furnished as Exhibit 99.0 to this Current Report on Form 8-K, first quarter 2006 results of operations of our Financial Advisory segment, which reflects the combination of our former Prudential Securities (PSI) retail brokerage operations with those of Wachovia Securities, LLC on July 1, 2003, include expenses of $176 million related to obligations and costs we retained in connection with the contributed businesses, primarily to increase our reserve for estimated settlement costs related to market timing issues under active negotiation with state and federal authorities. We are actively seeking global resolution of these issues with the Securities and Exchange Commission, the United States Attorney, District of Massachusetts, the New York Attorney General’s Office, the New York Stock Exchange, the National Association of Securities Dealers, the New Jersey Bureau of Securities and the Securities Division of Massachusetts. While not assured, we currently expect to achieve such a settlement without material additions to our reserve for estimated settlement costs. If achieved, any settlement would involve fines and penalties and could involve continuing monitoring and changes to and/or supervision of business practices, findings that may adversely affect existing litigation or cause additional litigation, adverse publicity and other adverse impacts to our businesses.

Please see our Annual Report on Form 10-K for the year ended December 31, 2005 for further discussion of these and other litigation and regulatory matters.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.0	News release of Prudential Financial, Inc., dated May 3, 2006, announcing first quarter 2006 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended March 31, 2006 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006

PRUDENTIAL FINANCIAL, INC.

By:	/s/ PETER B. SAYRE
	Name:	Peter B. Sayre
	Title:	Senior Vice President and Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.0	News release of Prudential Financial, Inc., dated May 3, 2006, announcing first quarter 2006 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended March 31, 2006 (furnished and not filed).